Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. Third Quarter 2022 Financial Results and Business Update November 7, 2022 © 2022 Theravance Biopharma. All rights reserved.

Forward - looking Statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Ref orm Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (th e “ Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21E of the Se curities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to: contingent payments due to the Company from the sale of the Compa ny’ s TRELEGY ELLIPTA royalty interests to Royalty Pharma, the Company's goals, designs, strategies, plans and objectives, the ability to provide value to sha reholders, the Company's regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechani sms of action of the Company's product and product candidates, including potential points of differentiation, the market for products being commercialized and produ ct candidates, product sales or profit share revenue and the Company's expectations for its future financial performance and expectations as to future cash flows, t he effectiveness of the Company’s intellectual property portfolio, the timing of the Offer (as defined below), including the settlement thereof and the satisfa cti on of conditions to the Offer, and the Company’s repurchase of its ordinary shares by way of an open market share repurchase plan. These statements are based on the cu rrent estimates and assumptions of the management of the Company as of the date of this presentation and are subject to risks, uncertainties, cha nge s in circumstances, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflecte d i n the forward - looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements i nclude, among others, risks related to: whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical stu dies, the potential that results from clinical or non - clinical studies indicate the Company's product candidates or product are unsafe, ineffective or not differentia ted, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure t o a chieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture a nd commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expert ise and supporting infrastructure, ability to retain key personnel, the impact of the Company’s restructuring actions on its employees, partners and others, the ab ility of the Company to protect and to enforce its intellectual property rights, the satisfaction of the conditions to the Offer, volatility and fluctuations in the trading price and volume of the Shares, and general economic and market conditions. Other risks affecting the Company are in the Company's Form 10 - Q filed with the SEC on August 8, 2022, and other periodic report s filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also cou ld affect Theravance Biopharma's results. No forward - looking statements can be guaranteed, and actual results may differ materially from such stateme nts. Given these uncertainties, you should not place undue reliance on these forward - looking statements. Theravance Biopharma assumes no obligation to update it s forward - looking statements on account of new information, future events or otherwise, except as required by law. 2

Important Information Regarding the Tender Offer This slide presentation is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell any of the Company’s ordinary shares, par value $ 0 . 00001 per share (the “Shares”) . A Dutch auction tender offer (the “Offer”) to purchase up to $ 95 million of the Shares is being made solely by the Company’s Offer to Purchase, dated September 28 , 2022 , the related Letter of Transmittal and other related materials, as they may be amended or supplemented . Holders of Shares should read the Company’s offer statement on Schedule TO filed with the SEC in connection with the Offer, which includes as exhibits the Offer to Purchase, the Letter of Transmittal and related materials, as well as any amendments or supplements to the Schedule TO when they become available, because they will contain important information . Each of these documents has been, or will be, filed with the SEC, and, when available, holders may obtain them for free from the SEC at its website (www . sec . gov) or from the information agent in connection with the Offer . This slide presentation does not set forth all of the terms and conditions of the Offer . Shareholders should carefully read the Offer to Purchase, the Letter of Transmittal and related materials, for a complete description of all terms and conditions before making any decision with respect to the Offer . None of the Company, its management, its board of directors, its officers, the dealer manager, the depositary, or the information agent, or any of their respective affiliates, makes any recommendation that holders tender or refrain from tendering all or any portion of their Shares, and no one has been authorized by any of them to make such a recommendation . Holders must make their own decision as to whether to tender their Shares and, if so, the amount of Shares to tender and the purchase price or prices at which to tender . 3

Introduction and Overview Rick E Winningham Chief Executive Officer Commercial and Development Update Rhonda F. Farnum Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Research and Development Financial Update Andrew A. Hindman Senior Vice President, Chief Financial Officer Closing Remarks Rick E Winningham Chief Executive Officer Agenda 4

Theravance Biopharma: Transformed and Focused 5 MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension. Ampreloxetine in MSA Substantial opportunity for further growth in sizeable niche addressable patient population Investigational compound with potential to markedly differentiate from other treatment options offering hope to MSA patients with symptomatic nOH Retained potential significant future value of TRELEGY in milestones and outer year royalties Three distinct drivers of value over the near - , mid - , and long - term Retained Value Theravance is well positioned to maximize the value of its assets from a position of financial strength

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD 6

78,090 93,360 97,650 107,670 113,220 K 20 K 40 K 60 K 80 K 100 K 120 K Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 $13.8 $15.3 $15.3 $17.2 $18.7 0 4 8 12 16 20 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 YUPELRI ® | Growing Net Sales and Hospital Volume 7 Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through 9/30/2022. See TBPH 10K filed February 28, 2022 for greater detail re TBPH implied 35%. Quarterly YUPELRI Hospital Doses Hospital doses sold increased 45% Q3’22 vs. Q3’21 TBPH Implied 35% of Total Net Sales ($M) Net sales increased 35% Q3’22 vs. Q3’21

YUPELRI ® Hospital Sales and Community TRx Trends 8 1. Joint VTRS/TBPH Market Research. * Hospital LA - NEB Market Share - IQVIA DDD through 9/30/2022. †Community LA - NEB Market Share includes Retail + DME / Med B FFS through Aug’22 ǂ Retail TRx Volume - Symphony Health METYS Prescription Dashboard through 9/30/2022. Continued market share growth across both the hospital and retail channels 3.4% 5.4% 6.5% 6.6% 7.4% 7.8% 8.7% 9.5% 10.8% 11.3% 11.7% 13.4% 0% 5% 10% 15% 20% 25% 30% Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Hospital LA - NEB Market Share* YUPELRI LA-NEB Market Share TRx volume represents retail only which is typically 33% of Retail + DME Reported DME volume, while lagged, typically follows Retail volume trends 13.1% 15.2% 16.3% 17.4% 18.7% 19.7% 21.4% 22.5% 23.2% 24.2% 25.6% 26.3% 0K 5K 10K 15K 20K 25K 0% 5% 10% 15% 20% 25% 30% Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Retail TRx Volume ǂ Community LA - NEB Market Share † Retail TRx YUPELRI LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI, BROVANA , LONHALA , PERFOROMIST , arformoterol , formoterol Hospital Market Share Community Market Share with TRx

Substantial Opportunity for Further YUPELRI ® Growth 9 1. American Lung Association. 2. Clarivate COPD Disease Landscape & Forecast US 2021. 3. Revefenacin COPD Joint Venture Research 2016. YUPELRI may be appropriate for COPD patients, including but not limited to: ► Moderate - to - very - severe COPD (73 – 92% 4 ); once - daily LAMAs are first - line therapy for moderate - to - very severe COPD patients ► Patients with suboptimal PIFR (19 – 78% of COPD patients 5 ) ► Patients with cognitive or dexterity challenges ~36% of COPD patients present episodes of cognitive impairment; ~33% of elderly patients have inadequate hand strength for inhalers 6 ► Patients inappropriately using short - acting nebulized treatment as maintenance therapy ► Patients transitioning from hospital to home care after being stabilized on nebulized treatment during hospitalization Growth opportunities within numerous patient segments 4. Safka KA, et al. Chronic Obstr Pulm Dis 2017. 5. Mahler DA, et al. Chronic Obstr Pulm Dis 2019. 6. Armitage JM, Williams SJ Inhaler technique in the elderly. Age Ageing 1988 17:275 - 278. Once - Daily Nebulized LAMA COPD treatment represents a sizeable niche market COPD, chronic obstructive pulmonary disease; DME, durable medical equipment; LAMA, long - acting muscarinic antagonist; PIFR, peak inspiratory flow rate. Estimated 2021 YUPELRI Patient Funnel (US) ► COPD is under - diagnosed 1 ► COPD patients with or without symptoms may be treated with rescue and/or maintenance therapies ► Estimated patient counts from volume using average ‘days of therapy’ assumptions vary considerably across DME and retail channels Patent No 11,484,531, methods of treating COPD, until 2039 is now listed in the Approved Drug Products with Therapeutic Equivalence Evaluations

Randomization 1:1 Results YUPELRI SPIRIVA ® via HH* Once - daily treatment: 12 weeks Run - in YUPELRI ® : Phase 4 Randomized, Double - blind, Parallel - group Study (PIFR - 2) 10 Phase 4, Randomized, Double - Blind, Parallel ˗ Group Study in Adults With Severe - to - Very - Severe COPD and Suboptimal Inspiratory Flow Rate. *Dry powder inhaler (Spiriva ® HandiHaler ® ). FEV 1 , forced expiratory volume in 1 second; PIFR, peak inspiratory flow rate. Endpoints ‣ Primary: Change from baseline in trough FEV 1 ( Day 85) ‣ Key secondary: Trough overall treatment effect on FEV 1 Sample size ‣ Potentially increasing (N=366 → 488) due to pre - specified per - protocol blinded sample size re - estimation ‣ Topline results 2H ‘23

Ampreloxetine (TD - 9855) Investigational once - daily norepinephrine reuptake inhibitor for symptomatic neurogenic orthostatic hypotension in multiple system atrophy patients 11

First - in - class therapy effective in treating a constellation of cardinal symptoms in MSA patients: Potential Differentiating Features from Other Therapies 12 Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in deve lop ment and not approved for any indication. Data on file. Supine hypertension with droxidopa and midodrine 2,3 Absence of a signal would be a differentiator: • Available to patients with very high blood pressure • Can be taken anytime of day/night • Can be combined with other drugs Differentiated safety profile Differentiated efficacy Once - a - day dosing is meaningful in MSA: • Difficulty swallowing • Less compliance with increased dosing frequency • Patients and/or caregiver burden Differentiated dosing Improvement in activities of daily living and favorable impact on caregiver burden (w alking and standing for a short time) 1 Clinically meaningful and durable effectiveness well - beyond 2 weeks 1 1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. 2. NORTHERA ® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 3. ProAmatine ® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017. CI, confidence interval; MSA, multiple system atrophy; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessment.

Offering Hope to MSA Patients with Symptomatic nOH 13 33rd International Symposium on the Autonomic Nervous System November 2 – 5, 2022: Sheraton Maui , Hawaii Kaufmann H, et al. Abstract 33 / Virtual Poster 117 Blood pressure and pharmacodynamic response of ampreloxetine, a norepinephrine reuptake inhibitor, in patients with symptomatic nOH Biaggioni I, et al. Abstract 34 / Virtual Poster 106 A phase 3, 22 - week, multi - center, randomized withdrawal study of ampreloxetine in treating symptomatic nOH Freeman R, et al. Abstract 30 / Virtual Poster 4 Longitudinal analysis of ampreloxetine for the treatment of symptomatic nOH in subset of patients with MSA Platform Presentations, Session 1, November 2, 2022 MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension.

Study 0197 (CYPRESS): Phase 3 randomized withdrawal study in patients with MSA Primary endpoint: change in OHSA composite score Offering Hope to MSA Patients with Symptomatic nOH 14 MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; RWD, randomized withdrawal design. Streamlined operational infrastructure Optimized country/site selection Randomization 1:1 Results Ampreloxetine 10 mg Placebo Once - daily treatment: 8 weeks Ampreloxetine 10 mg Open - Label Once - daily treatment: 12 weeks Double - blind RWD Q1’23 Entry

TRELEGY Royalty Transaction GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): Once - daily single inhaler triple therapy 15

Retained Value of Theravance Biopharma’s 85% TRELEGY ELLIPTA Interest 1 16 1. All of its units in Theravance Respiratory Company, LLC. 2. The first milestone payment, of $50.0 million, will be triggered if Royalty Pharma receives $240.0 million or more in royalty pa yments from GSK with respect to 2023 TRELEGY global net sales, which we would expect to occur in the event TRELEGY global net sales reach approximately $2.863 billion. 3. 85 % of TRELEGY ELLIPTA royalties return to Theravance Biopharma beginning July 1, ௗ 2029 ௗ for sales ex - U.S., and January 1, ௗ 2031 ௗ for sales within the U.S. ௗ Upfront: ~$1.1B cash Mid - Term : Up to $250M Long - Term: Outer - Year Royalties 3 Over $1.5 Billion in potential total value • US royalties return after Jan. 1, ௗ 2031 • Ex - US royalties return Jul. 1, ௗ 2029 • Paid directly from Royalty Pharma • Sales - based milestones between 2023 – 2026 • First milestone in 2023 ($50M) for Global Net Sales of ~$2.9B 2 – Q3’22 actuals of $552M up 23% from Q3'21 – YTD’22 actuals of $1.6B up 34% from 2021 Retain long - term value in TRELEGY ELLIPTA royalty interest Additional value from continued TRELEGY ELLIPTA performance Unlocks and accelerates capture of TRELEGY ELLIPTA value GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTA

~9.6M shares at $9.75/share closed Sep. 20, 2022 to purchase up to $95M Theravance Biopharma ordinary shares initiated on Sep. 28, 2022, offer extended to midnight (NYC) Nov. 17, 2022 to repurchase ~$60M Theravance Biopharma ordinary shares Expected to initiate subsequent to completion of the Offer, with goal of completing by end of 2023 Initiated $250 Million Capital Return Program 17 Purchased GSK equity s take in Theravance Biopharma Commenced Dutch auction tender offer (the “Offer”) Plan to enter Open Market Share Repurchase Program

Third Quarter 2022 Financial Highlights $ 487 million cash 1 as of September 30 , 2022 18 1. Cash, cash equivalents and marketable securities. 2. Amounts include share - based compensation. ($, in thousands) Revenue: Viatris collaboration agreement $ 12,445 $ 10,397 $ 34,010 $ 31,716 Collaboration revenue 6 2,797 187 8,649 Licensing revenue - - 2,500 - Total revenue 12,451 13,194 36,697 40,365 Costs and expenses: Research and development (2) 9,867 43,739 48,691 162,431 Selling, general and administrative (2) 16,277 21,299 51,105 77,780 Restructuring and related expenses (2) 509 1,771 11,427 1,771 Total costs and expenses 26,653 66,809 111,223 241,982 Loss from continuing operations (before tax and other income/expense) (14,202) (53,615) (74,526) (201,617) Income from discontinued operations (before tax) 1,115,016 20,602 1,143,930 39,864 Share-based compensation expense: Research and development 2,623 6,956 10,709 22,192 Selling, general and administrative 5,196 7,414 16,488 22,951 Restructuring and related expenses 711 - 5,587 - Total share-based compensation expense 8,530 14,370 32,784 45,143 Operating expense excl. share-based compensation and one-time expenses: R&D operating expense (excl. share-based comp and restructuring exp.) 7,244 36,783 37,982 140,239 SG&A operating expense (excl. share-based comp and restructuring exp.) 11,081 13,885 34,617 54,829 Three Months Ended September 30, 2022 2021 (Unaudited) Nine Months Ended September 30, 2022 2021 (Unaudited)

Financial Guidance • Reiterating 2022 OPEX guidance: – R&D: range of $45 – 55M – SG&A: range of $35 – 45M • 2022 guidance includes ~$10M in non - recurring spend: – Majority in Q1 to support completion of late - stage programs • Guidance excludes : – Non - cash share - based compensation (SBC) – One - time restructuring, severance & termination costs • ~ $11.4M in 2022 ($9.3M 2 Q1 / $1.6M 3 Q2 / $0.5M 4 Q3 / $0M Q4) • No restructuring costs expected post Q3'22 19 1. Excludes non - cash share - based compensation (SBC) and one - time restructuring, severance and termination costs. 2 . $4.8M of cash related expenses and $4.5M of non - cash expenses. 3. $1.2M of cash related expenses and $0.4M of non - cash expenses. 4 . ( $0.2M) of cash related expenses and $0.7M of non - cash expenses. Theravance Biopharma continues to expect to approach breakeven cash flow from operations 168 50 71 40 2021 Actuals 2022 Guidance SG&A R&D 2021 Actuals vs. 2022 Guidance Mid - Point OPEX ($M) 1 239 90

Theravance Biopharma Transformed and Focused 20 MSA, multiple system atrophy; PIFR, peak inspiratory flow rate. • Commercial product poised for significant near - term growth • YUPELRI PIFR - 2 Phase 4 • Phase 3 potential therapy for MSA patients with opportunity to differentiate from existing treatment options • $25 million investment from Royalty Pharma to fund majority of Phase 3 costs • Debt - free balance sheet • $250 million capital return program • E xpect to approach breakeven cash flow from operations • Mid - to long - term value from milestone and outer - year royalties Ampreloxetine Retained Value Experienced Board and Management team with the right mix of skills and experience to drive value Financials

Rick E Winningham Chairman and Chief Executive Officer Former CEO, Theravance, Inc. (now INVA) Former President (Oncology/ Immunology/Oncology Therapeutics Network), Bristol Myers Squibb Andrew A. Hindman Senior Vice President, Chief Financial Officer Former Chief Business Officer, Acorda Therapeutics Former President & CEO, Tobira Therapeutics Rhonda F. Farnum Senior Vice President, Chief Business Officer Former Executive Director of Marketing, Amgen Former VP (Hematology), Onyx Pharmaceuticals & Former Commercial Leadership, Genentech Richard A. Graham Senior Vice President, Research and Development Former Senior Director, Head of Translational Medicine, Onyx Pharmaceuticals Former Clinical Pharmacologist and Project Team Leader, Genentech and GlaxoSmithKline Q&A Session 21

YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 22

About YUPELRI ® ( revefenacin ) Inhalation Solution YUPELRI ® ( revefenacin ) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist. 23

Appendix

Offering Hope to MSA Patients with Symptomatic nOH Potential for ampreloxetine to differentiate from approved therapies 25 1. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file. MOA, mechanism of action; MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension; OH, orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment. Droxidopa Midodrine Ampreloxetine 1 Indication Symptomatic nOH OH Symptomatic nOH associated with MSA MOA Norepinephrine prodrug; vasoconstrictor Desglymidodrine prodrug; alpha 1 - receptor agonist; vasoconstrictor Norepinephrine transporter reuptake inhibitor Dosing 3x daily, titration to effect 3x daily Once - daily Clinical Efficacy/ Durability OHSA#1, clinical effectiveness >2 weeks not established Increase in systolic blood pressure 1 min after standing OHSA composite; clinically meaningful and durable response over 22 weeks Clinical Safety Black box warning for supine hypertension No signal for supine hypertension in safety database of >800 patients and healthy subjects

TRELEGY ELLIPTA Theravance Biopharma and Royalty Pharma Deal Summary • Upfront: $1.1B (Received) • Milestones: Up to $250M 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 100% of TRELEGY ELLIPTA royalties. 3. U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. Ampreloxetine (Unsecured Royalty) 26 • Outer Year Royalty (“OYR”): 85% of royalties for TRELEGY ELLIPTA return to Theravance Biopharma: – On and after January 1, ௗ 2031 ௗ for U.S. sales 3 – On and after July 1, ௗ 2029 ௗ for ex - U.S. sales 3 • Upfront payment: $25M (Received) • 1st Regulatory approval milestone: $15M – Approval by either FDA or first of the EMA or all four Germany, France, Italy and Spain • Future royalties paid to Royalty Pharma: – 2.5% on annual global net sales up to $500M – 4.5% on annual global net sales > $500M